SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ____________________

                  Date of Report
                  (Date of earliest
                  event reported):    May 1, 1997


                               FCB FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

         Wisconsin                0-22066                   39-1760287
       (State or other      (Commission File Number)       (IRS Employer
        jurisdiction                                    Identification No.)
      of incorporation)

                420 South Koeller Street, Oshkosh, Wisconsin 54902 (Address of principal executive offices, including zip code)


                                  (414) 727-3400
                         (Registrant's telephone number)

   Item 2.   Acquisition or Disposition of Assets.

             Effective at the close of business on May 1, 1997, OSB Financial Corp. ("OSB"), a Wisconsin corporation, was merged (the "Merger") with and into FCB Financial Corp., a Wisconsin corporation ("FCB"), with FCB as the surviving corporation. The Merger was consummated in accordance with the terms of an Agreement and Plan of Merger, dated November 13, 1996 (the "Merger Agreement"), between FCB and OSB. The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K. Matters with respect to the Merger were approved by shareholders of FCB and OSB at special meetings of shareholders of such companies held on April 24, 1997.

             Under the terms of the Merger Agreement, each share of common stock, $.01 par value, of OSB (the "OSB Common Stock") issued and outstanding immediately prior to the effectiveness of the Merger was (except as otherwise provided below) cancelled and converted into the right to receive 1.46 shares of the common stock, $.01 par value, of FCB (the "FCB Common Stock") plus cash in lieu of any fractional share. All shares of OSB Common Stock (i) owned by OSB as treasury stock, (ii) owned by the OSB Management Development and Recognition Plans and not allocated to participants thereunder or (iii) owned by FCB have been cancelled and no FCB Common Stock or other consideration was given in exchange therefor. Of the 1,157,534 shares of OSB Common Stock issued and outstanding at the effective time of the Merger, 48,650 shares were cancelled pursuant to the preceding sentence and the remaining 1,108,884 shares were converted into shares of FCB Common Stock and cash in lieu of fractional shares as described above. Shares of FCB Common Stock which were issued and outstanding at the time of the Merger were not affected by the Merger and remain outstanding. In connection with the Merger, Oshkosh Savings Bank, F.S.B., a federally chartered stock savings association and a subsidiary of OSB, was merged with and into Fox Cities Bank, F.S.B., a federally chartered stock savings association and a subsidiary of FCB ("Fox Cities Bank"). Fox Cities Bank was the surviving corporation in that merger.

             Pursuant to the terms of the Merger Agreement, directors of OSB, namely David L. Baston, Thomas C. Butterbrodt, Dr. Edwin L. Downing,
   David L. Geurden, David L. Omachinski, James J. Rothenbach and Ronald L. Tenpas, were added to the Board of Directors of FCB effective as of the effective time of the Merger. In addition, each of Donald D. Parker, James J. Rothenbach, Phillip J. Schoofs, Harold L. Hermansen, and Theodore
   W. Hoff have entered into employment agreements with FCB and Fox Cities Bank (the "Employment Agreements"). Pursuant to the Employment Agreements, each of the above will serve as officers of Fox Cities Bank:
   Mr. Parker will serve as Chairman of the Board; Mr. Rothenbach will serve as President and Chief Executive Officer; Mr. Schoofs will serve as Vice President, Treasurer and Chief Financial Officer; Mr. Hermansen will serve as Vice President-Retail Lending and Secretary; and Mr. Hoff will serve as Vice President-Retail Sales and Service. The foregoing individuals will also serve as officers of FCB in accordance with the Employment Agreements. Copies of the Employment Agreements are filed as exhibits to this Current Report on Form 8-K.

             Additional information regarding the Merger, including a description of the terms of the Merger and the securities issuable in connection therewith and the other transactions contemplated thereby was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in the definitive Joint Proxy Statement/Prospectus of FCB and OSB, dated March 12, 1997. The information in the Joint Proxy Statement/Prospectus responsive to the requirements of this Item 2 is incorporated herein by reference.

   Item 7.   Financial Statements and Exhibits.

             (a)-(b) Substantially the same information as that required by paragraphs (a) and (b) of this Item 7 was previously reported (as defined in Rule 12b-2 under the Exchange Act) in the definitive Joint Proxy Statement/Prospectus of FCB and OSB, dated as of March 12, 1997. Such information is incorporated herein by reference.

             (c) The exhibits furnished with this Current Report on Form 8-K are listed on the attached Exhibit Index.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FCB FINANCIAL CORP.


   May 12, 1997                  By:  /s/ Donald D. Parker
                                      Donald D. Parker
                                      Chairman of the Board


                                 By:  /s/ James J. Rothenbach
                                      James J. Rothenbach
                                      President and Chief Executive Officer

                               FCB FINANCIAL CORP.
                                    FORM 8-K
                                  EXHIBIT INDEX



     Exhibit
      Number                            Description

         2.1 Agreement and Plan of Merger between FCB Financial Corp. and OSB Financial Corp., dated November 13, 1996* [Incorporated by reference to Exhibit 2.1 to FCB Financial Corp.'s Registration Statement on Form S-4 (Reg. No. 333-23177)]

         2.2    Employment Agreement with Donald D. Parker, dated May 1,
                1997

         2.3    Employment Agreement with James J. Rothenbach, dated May 1,
                1997

         2.4    Employment Agreement with Phillip J. Schoofs, dated May 1,
                1997

         2.5    Employment Agreement with Theodore W. Hoff, dated May 1,
                1997

         2.6    Employment Agreement with Harold L. Hermansen, dated May 1,
                1997

        20.1 Joint Proxy Statement/Prospectus, dated March 12, 1997, of FCB Financial Corp. and OSB Financial Corp. used in connection with special meetings of shareholders held on April 24, 1997 [Incorporated by reference to FCB Financial Corp.'s Registration Statement on Form S-4 (Reg. No. 333-23177)]

        23.1    Consent of Wipfli Ullrich Bertelson LLP


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   *    The schedules to this document are neither incorporated by reference herein nor filed herewith. FCB Financial Corp. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.